UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 15, 2006


                         ELINE ENTERTAINMENT GROUP, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)


          000-30451                                   88-0429856
          ---------                                   ----------
  (Commission File Number)                (IRS Employer Identification Number)


        8905 Kingston Pike, Suite 313, Knoxville, TN             37923
        --------------------------------------------             -----
          (Address of Principal Executive Offices)            (Zip Code)


                                 (215) 895-9859
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On June 15, 2006, the Registrant issued a press release announcing its financial results for the second fiscal quarter ended April 30, 2006. A copy of the press release, which is incorporated herein by reference, is attached to this Current Report on Form 8-K as Exhibit 99.1.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          (d) Exhibits

          99.1 Press Release dated June 15, 2006 announcing Registrant's second fiscal quarter financial results.




                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Eline Entertainment Group, Inc.

Dated: June 15, 2006                    By: /s/ Barry A. Rothman
                                            --------------------
                                        Barry A. Rothman
                                        President